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                                                                    EXHIBIT 23.6
                                                                    ------------

              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form S-4 of AnswerThink Consulting Group, Inc. of our report dated May 21, 1999, relating to the financial statements of CFT Consulting, Inc. which appeared in Amendment No. 1 to the Current Report on Form 8-K of AnswerThink Consulting Group, Inc. dated September 13, 1999.


/s/ Eaton Honick Pellegrino & McFarland, P.A.

Eaton Honick Pellegrino & McFarland, P.A.

Sarasota, Florida
September 16, 1999